SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

IPSCO INC.
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-14568	98-0077354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Warrenville Road, Suite 500, Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 810-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On December 1, 2006, IPSCO Inc., a Canadian corporation (“IPSCO”), completed the acquisition (the “Merger”) of NS Group, Inc., a Kentucky corporation (“NS Group”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated September 10, 2006, between IPSCO, NS Group and PI Acquisition Company, a wholly owned subsidiary of IPSCO and a Kentucky corporation (“Merger Sub”). As provided in the Merger Agreement, at the closing of the Merger, Merger Sub was merged with and into NS Group, with NS Group continuing as the surviving corporation, and each outstanding share of NS Group common stock was converted into the right to receive $66.00 per share in cash, without interest. The Merger was approved by NS Group’s stockholders on December 1, 2006.

Item 8.01. Other Events.

      On December 1, 2006, IPSCO issued a press release announcing the closing of the Merger. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

     The financial statements of NS Group required by this item have been filed in NS Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, NS Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and NS Group’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006 (Commission File No. 001-09838) and are hereby incorporated by reference.

(b) Pro Forma Financial Information

     The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by IPSCO, dated December 1, 2006.

*      *      *

     INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS – This report, the exhibit attached hereto and the related comments by IPSCO’s management noted herein, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of IPSCO to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon IPSCO.. There can be no assurances that future developments will be in accordance with management’s expectations or that the effects of future developments on IPSCO will be those anticipated by management.

     The words, “believes”, “expects”, “intends”, “plans”, “anticipates”, “hopes”, “likely”, “projects” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of IPSCO, or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

     Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s view only as of the date of this Form 8-K. IPSCO undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect IPSCO’s forward-looking statements, please refer to IPSCO’s filings with the Securities and Exchange Commission, including its Form 10-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO INC.

Date:	December 1, 2006	By:	/s/ Leslie T. Lederer

			Name:	Leslie T. Lederer
			Title:	Vice President, General Counsel & Corporate Secretary